                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 23, 1998

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Exact name of registrant as specified in its charter:     Central Parking Corporation

State or other jurisdiction of incorporation:             Tennessee

Commission File Number:                                   001-13950

IRS Employer Identification Number:                       62-1052916

Address of principal executive offices:                   2401 21st Avenue South
                                                          Suite 200
                                                          Nashville, TN  37212

Registrant's telephone number, including area code:       (615) 297-4255

Former name or former address, if changed since
 last report:                                             Not applicable

ITEM 5. OTHER EVENTS

On November 23, 1998, the Registrant announced preliminary results for fiscal 1998.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) EXHIBITS

         Exhibit No. 99.1        Text of press release date November 23, 1998

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned party duly authorized.

                                        Central Parking Corporation



                                        /s/ Stephen A. Tisdell
                                        By: Stephen A. Tisdell
Date: November 23, 1998                 Chief Financial Officer